UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported): March 22, 2005

Dayton Superior Corporation

(Exact name of Registrant as specified in its charter)

Ohio	1-11781	31-0676346

(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

7777 Washington Village Drive, Dayton, Ohio	45459

(Address of principal executive offices)	(Zip code)

937-428-6360

(Registrant’s telephone number including area code)

Not applicable

(Former name and former address, if changed since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry Into A Material Definitive Agreement

     On March 22, 2005, the Compensation Committee of the Board of Directors of Dayton Superior Corporation (the “Company”) approved payment of the following cash bonuses with respect to 2004 to the Company’s Named Executive Officers (as defined in Regulation S-K Item 402(a)(3)) under the Company’s Management Incentive Plan. The bonuses paid reflect discretionary amounts in excess of the amount otherwise payable under the plan.

Executive Officer	2004 Cash Bonus
Edward J. Puisis	$200,000
Vice President and Chief Financial Officer
Raymond E. Bartholomae	$165,000
Vice President, Sales and Marketing
Dennis Haggerty	$110,000
Vice President, Supply Chain Management
Mark K. Kaler	$100,000
Vice President, Strategic Planning

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

DAYTON SUPERIOR CORPORATION

Date: March 28, 2005	By:	/s/ Edward J. Puisis

Edward J. Puisis Vice President and Chief Financial Officer